Exhibit 10.2

AMENDMENT #4 TO
RECEIVABLES SALE AND CONTRIBUTION AGREEMENT
THIS AMENDMENT #4 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this “Amendment”) is entered into as of January 9, 2013 by and between INTERNATIONAL PAPER COMPANY, a New York corporation (“IPCO”), and RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc. (“Buyer”), and pertains to the Receivables Sale and Contribution Agreement between IPCO and Buyer dated as of March 13, 2008, as heretofore amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.
W I T N E S S E T H :
WHEREAS, the parties wish to modify the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:
1.Amendment. Effective as of the date hereof, the Agreement is amended as follows:
1.1.    The definition of “Receivable” in Exhibit I to the Agreement is amended and restated in its entirety to read as follows:
“Receivable” means all indebtedness and other obligations owed to IPCO (at the time it arises, and before giving effect to any transfer or conveyance under this Agreement) or Buyer (after giving effect to the transfers under this Agreement) or in which IPCO or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, to the extent arising in connection with the domestic sale of goods or the rendering of services by one of IPCO’s businesses listed on Schedule B attached hereto (which Schedule B may be amended, modified or supplemented from time to time) and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; provided, however, that “Receivable” shall not include (i) any such indebtedness or other obligations arising on or after January 9, 2013 and due from General Mills, Inc. or any of its consolidated subsidiaries, (ii) any such indebtedness or other obligations originated by any entity other than IPCO and assigned to IPCO following such origination, and (iii) any such indebtedness or other obligations originated by IPCO and due from any Obligor where such Obligor has been instructed to pay such indebtedness or other obligation to a postal box or bank account that is not a Lock Box or a Collection Account. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or IPCO treats such indebtedness, rights or obligations as a separate payment obligation.
1.2.    Exhibit III to the Agreement is deleted and replaced with Exhibit III hereto.

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1.3.    Schedule B to the Agreement is deleted and replaced with Schedule B hereto.
2.    Representations; Covenants.
2.1.    IPCO represents and warrants to the other parties hereto that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of IPCO, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    IPCO represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 2.1 of the Agreement is true and correct as of the date hereof.
2.3.    IPCO covenants and agrees that immediately following the effectiveness of this Amendment it will:
(a)    notify General Mills, Inc. to cease making any payment with respect to indebtedness or other obligations of General Mills, Inc. or any of its consolidated subsidiaries owed to IPCO arising on or after January 9, 2013 to any Lock Box or Collection Account; and
(b)    direct General Mills, Inc. to make all future payments with respect to indebtedness or other obligations of General Mills, Inc. or any of its consolidated subsidiaries owed to IPCO arising on or after January 9, 2013 to an account that is not a Lock Box or a Collection Account.
2.4.    IPCO represents and warrants to the other parties hereto that, pursuant to (i) a Master Lease Agreement, dated as of December 31, 2012 and effective as of January 1, 2013 (as the same may be amended from time to time, the “Temple-Inland Lease Agreement”), between TIN Inc., a Delaware corporation (“TIN”) and IPCO and (ii) an Assignment, Sale and Off-Set Agreement between TIN and IPCO, dated as of December 31, 2012 and effective as of January 1, 2013 (as the same may be amended from time to time, the “Temple-Inland Assignment Agreement”), TIN has leased or otherwise transferred to IPCO certain assets used primarily in, or generated by, the manufacture, production and sale of corrugated packaging (such assets, as further defined in the Temple-Inland Lease Agreement as the “Leased Facilities and Properties” and as further defined in the Temple-Inland Assignment Agreement as the “Purchased Assets”, collectively, the “Temple-Inland Assets”). As of the date hereof, the Temple-Inland Assets are operated or used by IPCO’s Industrial Packaging business.
3.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of a counterpart hereof duly executed by each of the parties hereto and consented to by the Administrative Agent.
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties hereto ratifies and confirms each of the Transaction Documents to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF

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CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW.
4.3.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

INTERNATIONAL PAPER COMPANY

By: /s/ Errol A. Harris
    Name:    Errol A. Harris
    Title:    Vice President and Treasurer

RED BIRD RECEIVABLES, LLC

By: /s/ Phillip M. Sisneros
    Name:    Phillip M. Sisneros
    Title:    President

By its signature below, the undersigned hereby consents to the foregoing Amendment pursuant to Section 7.1(i)(xiv) of the Credit and Security Agreement:
CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By: /s/ Steffen Lunde
    Name:    Steffen Lunde
    Title:     Vice President

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EXHIBIT III

Lock boxes; Collection Accounts; Collection Banks
DOMESTIC

Collection Bank	Account	Lockbox	Notes	Lockbox Site

JPMorgan 1 Chase Manhattan Plaza New York, NY 10081	361046451	N/A	Domestic EFT Receivables	N/A

PNC Bank 2 Tower Center Boulevard East Brunswick, NJ 08816	1014314152 1019837518	676565 644095 910780 771689 532629 773568 644520 677319 911382	Domestic Receivables Domestic Receivables	Dallas Pittsburgh LA Chicago Atlanta Chicago Pittsburgh Dallas Pasadena

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SCHEDULE B

Receivables created by domestic sales of the following businesses:

•	U.S. Printing Papers

•	Consumer Packaging

•	Industrial Packaging

•	xpedx

•	U.S. Pulp

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